CPG Vintage Access Fund II, LLC

Consolidated Schedule of Investments

December 31, 2023 (Unaudited)

Investment Funds - 98.92%^	Geographic Region	Financing Stage	Original Acquisition Date	Cost	Fair Value	Percentage of Net Assets
Adams Street - PE Co-Inv (SI) Fund L.P. [a,b,c]	Global	Buyout	12/1/2019	$14,616,000	$18,314,116	7.82%
Blue Owl Healthcare Opportunities III L.P.[a,c]	North America	Growth	9/4/2019	11,485,203	8,615,356	3.68%
CVC Credit Partners Global Special Situations Fund IIa,c	North America	Credit	12/1/2018	14,539,532	18,102,826	7.73%
Elliott Intermediate Co-Investment II L.P.[a,c]	North America	Buyout	8/1/2019	10,881,124	8,990,804	3.84%
EW Healthcare Partners Fund 2, L.P.[a,b,c]	North America	Growth	7/24/2019	12,258,518	11,896,098	5.08%
HarbourVest Partners Co-Investment Fund V L.P.[a,b,c]	North America	Buyout	7/1/2019	13,596,336	23,412,625	10.00%
KKR Next Generation Technology Growth Fund IIa,c	North America	Growth	6/1/2019	17,651,892	22,940,114	9.79%
Medalist Partners Opportunity Fund II Offshore Feeder, L.P.[a]	North America	Credit	3/1/2019	13,099,867	17,114,657	7.31%
NB Select Opportunities Fund II LPa,c,d	North America	Buyout	12/1/2018	8,624,326	22,318,743	9.53%
North Haven Capital Partners VII L.P.[a,c,e]	North America	Buyout	8/1/2020	14,591,474	22,737,795	9.71%
North Haven Private Equity Asia V, L.P.[a,c]	Asia/Pacific	Buyout	12/1/2018	14,200,762	16,973,410	7.25%
Oaktree Special Situations Fund II, L.P.[a,b,c]	North America	Credit	2/1/2019	10,138,080	20,977,937	8.96%
The Varde Fund XIII (A) (Feeder), L.P.[a,b,c]	Global	Credit	11/1/2019	15,114,971	19,257,286	8.22%
Total Investment Funds				$170,798,085	$231,651,767

Short-Term Investments - 1.74%
UMB Bank, Money Market Special II Deposit Investment, 5.18%[f] (Principal amount $4,083,801)				$4,083,801	$4,083,801	1.74%
Total Short-Term Investments				$4,083,801	$4,083,801

Total Investments - 100.66%				174,881,886	235,735,568
Liabilities in excess of other assets - (0.66%)					(1,546,642)
Net Assets - 100%					$234,188,926

^	Percentages are based on net assets as of December 31, 2023
[a]	Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale. Total fair value of restricted securities amount to $231,651,767, which represents approximately 98.92% of net assets as of December 31, 2023.
[b]	Non-income producing security.
[c]	The Fund held unfunded commitments in the investments as of December 31, 2023.
[d]	Security is held by VA Acquisition Fund II No. 2, LLC.
[e]	Security is held by VA Acquisition Fund II, LLC.
[f]	The rate is the annualized seven-day yield at period end.

See accompanying notes to consolidated schedule of investments.

The following is a summary of significant accounting policies followed by the CPG Vintage Access Fund II, LLC (the “Fund”) in the preparation of its Consolidated Schedule of Investments. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

The Fund values its investments in Investment Funds at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”).

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

●	Level 1 — unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

●	Level 2 — inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active

●	Level 3 — significant unobservable inputs for the financial instrument (including Management’s own assumptions in determining the fair value of investments).

Investments in Investment Funds are recorded at fair value, using the Investment Funds’ net asset value as a practical expedient.

The private capital Investment Funds are generally restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Fund may not be able to resell some of its investments for extended periods, which may be several years.

The net asset value (“NAV”) of the Fund is determined by, or at the direction of, Central Park Advisers, LLC (the “Adviser”) as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined, from time to time, pursuant to policies established by the Fund’s Board of Directors (the “Board”). The Fund’s investments are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Fund’s Valuation Committee (the “Committee”) oversees the valuation process of the Fund’s investments. The Committee meets on a quarterly basis and reports to the Board on a quarterly basis. The Fund’s investments in Investment Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place and subscription and redemption activity. The Adviser and/or the Board will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2023, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments
Short-Term Investments	$4,083,801	$-	$-	$4,083,801
Total Investments	$4,083,801	$-	$-	$4,083,801

The Fund held Investment Funds with a fair value of $231,651,767 that are excluded from the fair value hierarchy as of December 31, 2023, in accordance with ASU 2015-07.